                                                                    EXHIBIT 10.1

              AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of June 15, 2005, is entered into by and among THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the lenders that is a signatory to this Amendment (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent"; and together with each of the Lenders, individually and collectively, the "Lender Group"), in light of the following:

                               W I T N E S S E T H

WHEREAS, each Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 7, 2003 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

WHEREAS, each Borrower has requested that the Lender Group agree to amend the Loan Agreement in accordance with the provisions of this Amendment; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lender Group is willing to so amend the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENTS TO LOAN AGREEMENT.

         (a) Effective as of June 15, 2005, Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

"Black Hawk Termination" means the termination in April of 2005 of the Asset Purchase Agreement dated as of July 12, 2004 that was previously executed by BCG and Legends Gaming, LLC with respect to the proposed sale of substantially all of the business, assets and properties of BCG, including its casino located in Black Hawk, Colorado.

"Third Amendment" means that certain Amendment Number Three to Loan and Security Agreement dated as of June 15, 2005, by and among the Borrowers and the Lender Group.

"Third Amendment Condition Precedent Satisfaction Date" means the date, if ever, that all of the conditions set forth in Section 3 of the Third Amendment shall be satisfied (or waived by Agent in its sole discretion).

"Third Amendment Fee" has the meaning set forth in Section 2.11(d).

         (b) Effective as of June 15, 2005, Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definition in its entirety as follows:

"EBITDA" means, with respect to any fiscal period, (a) Parent's and its Restricted Subsidiaries consolidated net earnings (or loss), minus (b) extraordinary gains, plus (c) non-cash extraordinary losses, plus (d) interest expense, income taxes, and depreciation and amortization for such period, plus,
(e) to the extent such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period, without duplication, losses from the retirement of Indebtedness incurred during Borrowers' fourth fiscal quarter of their 2003 fiscal year, plus (f) to the extent such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period (to the extent that it includes Borrowers' second fiscal quarter of its 2003 fiscal year), without duplication, retroactive gaming tax payments that were made by such Person during Borrowers' second fiscal quarter of its 2003 fiscal year, in an aggregate amount not in excess of $2,072,000, plus (g) to the extent such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period (to the extent that it includes Borrowers' first fiscal quarter of their 2004 fiscal year), without duplication, liabilities accrued during Borrowers' first fiscal quarter of their 2004 fiscal year with respect to Indiana property taxes relating solely to their 2002 and 2003 fiscal years, in an aggregate amount not in excess of $2,500,000, plus (h) to the extent such amounts are deducted in calculating such consolidated net earnings (or loss) for such fiscal period (to the extent that it includes Borrowers' second fiscal quarter of their 2005 fiscal year), without duplication, charges incurred by Borrowers' during their second fiscal quarter of their 2005 fiscal year in connection with the Black Hawk Termination, in an aggregate amount not in excess of $2,400,000, in each case as determined in accordance with GAAP.

         (c) Section 2.11 of the Loan Agreement is hereby amended (i) by inserting the phrase "(except in the case of the fee described in clause (d) of this Section 2.11, which fee shall be distributed ratably among the Lenders as set forth in such clause (d) hereof)" immediately following the words "(irrespective of whether this Agreement is terminated thereafter) and shall" appearing in the first sentence therein, (ii) by deleting the word "and" at the end of clause (b), (iii) by deleting the period at the end of clause (c) and replacing it with ", and", and (iv) by adding the following new clause (d):

"(d) THIRD AMENDMENT FEE. An amendment fee in the amount of $50,000 (the "Third Amendment Fee"), which amendment fee shall be fully earned on the Third Amendment Condition Precedent Satisfaction Date, shall be distributed ratably among the Lenders in accordance with their respective Pro Rata Shares, and shall be charged to Borrowers' Loan Account on such date."

         (d) Section 7.18(a)(ii) of the Loan Agreement is hereby amended by deleting the table appearing in said Section and inserting the following table in lieu thereof:



                   "Applicable Ratio                                     Applicable Period
         -----------------------------------------------------------------------------------------------------
                        1.80:1.0                                       For the 3 month period
                                                                       ending March 31, 2004

                        1.80:1.0                                       For the 6 month period
                                                                        ending June 30, 2004

                        1.80:1.0                                       For the 9 month period
                                                                     ending September 30, 2004

                        1.80:1.0                                      For the 12 month period
                                                                      ending December 31, 2004

                        1.80:1.0                                      For the 12 month period
                                                                       ending March 31, 2005

                        1.80:1.0                                      For the 12 month period
                                                                        ending June 30, 2005

                        1.85:1.0                                      For the 12 month period
                                                                     ending September 30, 2005

                        1.85:1.0                                      For the 12 month period
                                                                      ending December 31, 2005

                        1.85:1.0                                   For the 12 month period ending
                                                                           March 31, 2006

                        1.90:1.0                                   For the 12 month period ending
                                                                           June 30, 2006

                        1.95:1.0                                   For the 12 month period ending
                                                                         September 30, 2006

                        2.00:1.0                                   For the 12 month period ending
                                                                         December 31, 2006

                        2.10:1.0                                   For the 12 month period ending
                                                             March 31, 2007 and on the last day of each
                                                              fiscal quarter of Borrowers thereafter"

3. CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

         (b) Agent shall have received the reaffirmation and consent of each Guarantor and Limited Recourse Guarantor attached hereto as Exhibit A (the "Consent"), duly executed and delivered by an authorized official of each Guarantor and of Limited Recourse Guarantor;

         (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

         (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group.

4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lender Group as follows:

         (a) After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

         (b) The execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within each Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

         (c) This Amendment and the Loan Agreement, as amended by this Amendment, constitute each Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms,

         (d) This Amendment has been duly executed and delivered by each Borrower,

         (e) The execution, delivery, and performance of the Consent is within each Guarantor's and Limited Recourse Guarantor's corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected,

         (f) The Consent constitutes each Guarantor's and Limited Recourse Guarantor's legal, valid, and binding obligations, enforceable against each such Person in accordance with its terms,

         (g) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment,

         (h) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group, and

         (i) The Consent has been duly executed and delivered by each Guarantor and Limited Recourse Guarantor.

5. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6. ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan

Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Loan Agreement, nor shall operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

         (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                          THE MAJESTIC STAR CASINO, LLC
                          an Indiana limited liability company


                          By:  /s/ Jon S. Bennett
                             -----------------------------------------------
                          Title:  Vice President and Chief Financial Officer
                                --------------------------------------------



                          BARDEN MISSISSIPPI GAMING, LLC
                          a Mississippi limited liability company


                          By:  /s/ Jon S. Bennett
                             -----------------------------------------------
                          Title:  Vice President and Chief Financial Officer
                                --------------------------------------------



                          BARDEN COLORADO GAMING, LLC
                          a Colorado limited liability company


                          By:  /s/ Jon S. Bennett
                             -----------------------------------------------
                          Title:  Vice President and Chief Financial Officer
                                --------------------------------------------

                          WELLS FARGO FOOTHILL, INC.,
                          as Agent and as a Lender


                          By:  /s/ John Leonard
                             -----------------------------------------
                          Title: Vice President
                                --------------------------------------



                          GENERAL ELECTRIC CAPITAL CORPORATION,
                          as a Lender


                          By:  /s/ Kannika Viravan
                             -----------------------------------------
                          Title: Secretary
                                --------------------------------------



                          ALLIED IRISH BANKS PLC.,
                          as a Lender


                          By:  /s/ John Farrace
                             -----------------------------------------
                          Title: Senior Vice President
                                --------------------------------------



                          CANPARTNERS INVESTMENTS IV, LLC,
                          as a Lender


                          By:  /s/ Joshua Friedman
                             -----------------------------------------
                          Title: Managing Director
                                --------------------------------------

                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company ("Parent"), and each of Parent's Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), each of the lenders that is from time to time a party thereto (together with their respective successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Agent"; and together with each of the Lenders, individually and collectively the "Lender Group"), dated as of October 7, 2003 (as amended, restated, supplemented or otherwise modified, the "Loan Agreement"), or in Amendment Number Three to Loan and Security Agreement, dated as of June 15, 2005 (the "Amendment"), among the Borrowers and the Lender Group. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

                            [signature page follows]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

                               THE MAJESTIC STAR CASINO CAPITAL
                               CORP., an Indiana corporation


                               By:    /s/ Jon S. Bennett
                                  ----------------------------------------------
                               Name:  Jon S. Bennett
                                    --------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                     -------------------------------------------


                               MAJESTIC INVESTOR, LLC,
                               a Delaware limited liability company


                               By:    /s/ Jon S. Bennett
                                  ----------------------------------------------
                               Name:  Jon S. Bennett
                                    --------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                     -------------------------------------------


                               MAJESTIC INVESTOR HOLDINGS, LLC,
                               a Delaware limited liability company


                               By:    /s/ Jon S. Bennett
                                  ----------------------------------------------
                               Name:  Jon S. Bennett
                                    --------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                     -------------------------------------------



                               MAJESTIC INVESTOR CAPITAL CORP.,
                               a Delaware corporation


                               By:    /s/ Jon S. Bennett
                                  ----------------------------------------------
                               Name:  Jon S. Bennett
                                    --------------------------------------------
                               Title: Vice President and Chief Financial Officer
                                     -------------------------------------------